Exhibit 21.1
Grupo Televisa, S.A.B.
Subsidiaries, Consolidated Variable Interest Entities, Joint Ventures and Associates
as of November 30, 2009

Name of Company	Country of Incorporation
Corporativo Vasco de Quiroga, S.A. de C.V.	Mexico
Audiomaster 3000, S.A. de C.V. (1)	Mexico
Cable TV Internacional, S.A. de C.V.	Mexico
Televisión Internacional, S.A. de C.V.	Mexico
Grupo Servicomunicación, S.A. de C.V.	Mexico
R.H. Servicios Administrativos, S.A. de C.V.	Mexico
R.H. Servicios Ejecutivos, S.A. de C.V.	Mexico
Servicios Telum, S.A. de C.V.	Mexico
Tecnica Avanzada en Cableados, S.A. de C.V.	Mexico
Telum, S.A. de C.V.	Mexico
Cable Sistema de Victoria, S.A. de C.V. (*)	Mexico
Comunicable, S.A. de C.V. (*)	Mexico
Comunicable de Valle Hermoso, S.A. de C.V. (*)	Mexico
Controladora Vuela Compañía de Aviación, S.A. de C.V. and subsidiaries (*)	Mexico
Corporatel, S.A. de C.V.	Mexico
Dibujos Animados Mexicanos Diamex, S.A. (*)	Mexico
Editorial Clío, Libros y Videos, S.A. de C.V. and subsidiary (*)	Mexico
En Vivo Espectáculos, S. de R.L. de C.V. (1)	Mexico
Eventicket, S.A. de C.V. (1)	Mexico
Fútbol del Distrito Federal, S.A. de C.V.	Mexico
Grupo Comunicación y Esfuerzo Comercial, S.A. de C.V. (1)	Mexico
Impulsora del Deportivo Necaxa, S.A. de C.V.	Mexico
Marcas y Desarrollos, S.A. de C.V. (*) (1)	Mexico
Más Fondos, S.A. de C.V. Sociedad Distribuidora de Acciones de Sociedades de Inversión. (*)	Mexico
Operadora Dos Mil, S.A. de C.V. (1)	Mexico
Productora Contadero, S.A. de C.V. (*) (1)	Mexico
Promarca y Cía., S.A. de C.V. (1)	Mexico
Promo-Certamen, S.A. de C.V.	Mexico
Quiroga TV, S.A. de C.V.	Mexico
TV Santa Fe, S.A. de C.V.	Mexico
San Angel TV, S.A. de C.V.	Mexico
Televisa EMI Music, S.A. de C.V. (*)	Mexico

CVQ Espectáculos, S.A. de C.V.	Mexico
Club de Fútbol América, S.A. de C.V.	Mexico
Real San Luis F.C., S.A. de C.V.	Mexico
Teatro de los Insurgentes, S.A. de C.V.	Mexico
Televisa en Vivo, S.A. de C.V.	Mexico
Videocine, S.A. de C.V.	Mexico
Coyoacán Films, S.A. de C.V. (*)	Mexico

DTH Europa, S.A.	Spain

Editora Factum, S.A. de C.V.	Mexico
Desarrollo Vista Hermosa, S.A. de C.V.	Mexico
Digital TV, S.A. de C.V. (1)	Mexico
Empresas Cablevisión, S.A.B. de C.V.	Mexico
Milar, S.A. de C.V.	Mexico
Argos Comunicación, S.A. de C.V. (*)	Mexico
Cablestar, S.A. de C.V.	Mexico
Bestel USA, Inc.	United States of America
Letseb, S.A. de C.V.	Mexico
Bestphone, S.A. de C.V.	Mexico

1/5

Name of Company	Country of Incorporation
Operbes, S.A. de C.V.	Mexico
Servicios Operbes, S.A. de C.V.	Mexico
Servicios Letseb, S.A. de C.V.	Mexico
Cablevisión, S.A. de C.V.	Mexico
Tercera Mirada, S.A. de C.V. (1)	Mexico
Grupo Mexicano de Cable, S.A. de C.V.	Mexico
Integravisión de Occidente, S.A. de C.V.	Mexico
La Casa de la Risa, S.A. de C.V. (1)	Mexico
Servicios Cablevisión, S.A. de C.V.	Mexico
Tecnicable, S.A. de C.V.	Mexico
Telestar del Pacífico, S.A. de C.V.	Mexico
Galavisión DTH, S. de R.L. de C.V.	Mexico
DTH México, S.A. de C.V. (1)	Mexico
Mednet, S.A. de C.V. (*)	Mexico
Plataforma Digital, S.A. de C.V. (1)	Mexico
Raspafácil, S.A. de C.V.	Mexico
Telefonía Metropolitana, S.A. de C.V. (1)	Mexico
Televisat, S.A. de C.V. (1)	Mexico

Editorial Televisa, S.A. de C.V.	Mexico
Editorial GyJ Televisa, S.A. de C.V.	Mexico
Editorial Motorpress Televisa, S.A. de C.V.	Mexico
Editorial Televisa Argentina, S.A.	Argentina
Editorial Televisa Chile, S.A.	Chile
Editorial Televisa Colombia, S.A.	Colombia
Editorial Televisa Colombia Cultural, S.A.	Colombia
Editorial C&P LTDA	Colombia
Editorial Televisa International, S.A.	Mexico
Editorial Televisa Perú, S.A.	Peru
Editorial Televisa Puerto Rico, Inc.	Puerto Rico
Editorial Televisa Venezuela, S.A.	Venezuela
Editorial Atlántida, S.A.	Argentina
Atlántida Chile, S.A.	Chile
Atlántida Digital, S.A.	Argentina
Desarrollos del Atlántico, S.A.	Argentina
Dewal, S.A.	Uruguay
Ediciones Paparazzi, S.A.	Argentina
Editorial Atlántida Uruguay, S.R.L.	Uruguay
Feria Puro Diseño, S.A.	Argentina
Mundo Ejecutivo Televisa, S.A. de C.V.	Mexico
Publicaciones Aquario, S. de R.L. de C.V.	Mexico
Vanipubli Ecuatoriana, S.A.	Ecuador
VeneTel Servicios Publicitarios, S.A.	Venezuela

En Vivo US Holding, LLC	United States of America

Factum Más, S.A. de C.V.	Mexico
Comercio Más, S.A. de C.V.	Mexico
Corporación Más, S.A. de C.V.	Mexico
Sky DTH, S. de R.L. de C.V.	Mexico
Innova Holdings, S. de R.L. de C.V.	Mexico
Innova, S. de R.L. de C.V. (2)	Mexico
Corporación Novaimagen, S. de R.L. de C.V.	Mexico
Corporación Novavisión, S. de R.L. de C.V.	Mexico
Novavisión Group, Inc.	United States of America
Novavisión Honduras, S.A. de C.V. (1)	Honduras
Novavisión Panamá, S.A. (1)	Panamá
Media Visión de Panamá, S.A.	Panamá

2/5

Name of Company	Country of Incorporation
Ridge Manor, Inc. (1)	Panama
Galaxy Nicaragua, S.A.	Nicaragua
Eminent Shine, Inc. (1)	Panama
Servicios Directos de Satélite, S.A.	Costa Rica
Sky El Salvador, S.A. de C.V. (1)	El Salvador
Televisión Novavisión de Guatemala, S.A. (1)	Guatemala
Corporación de Radio y Televisión del Norte de México, S. de R.L. de C.V.	Mexico
Corporación Satelital Novavisión Dominicana, S.A.	Dominican Republic
Nova Call-Center, S. de R.L. de C.V.	Mexico
Servicios Corporativos de Telefonía, S. de R.L. de C.V.	Mexico
Servicios Novasat, S. de R.L. de C.V.	Mexico

Gestora de Inversiones Audiovisuales La Sexta, S.A. and subsidiaries (*)	Spain

Grupo Distribuidoras Intermex, S.A. de C.V.	Mexico
Distribuidora Alfa, S.A.	Chile
Distribuidora Bolivariana, S.A.	Peru
Distribuidora de Revistas Bertrán, S.A.C.	Argentina
Intercontinental Media, S.A.	Argentina
Distribuidora Intermex, S.A. de C.V.	Mexico
Distribuidora Panamex, S.A.	Panama
Distribuidoras Unidas, S.A.	Colombia
Gonarmex, S.A. de C.V.	Mexico
Samra, S.A.	Ecuador
Distribuidora Los Andes, S.A.	Ecuador

Grupo Telesistema, S.A. de C.V.	Mexico
AISA Inmuebles, S.A. de C.V.	Mexico
Altavista Sur Inmobiliaria, S.A. de C.V.	Mexico
Amber Capital, S.A. de C.V. SOFOM E.N.R.	Mexico
Corporativo TD Sports, S.A. de C.V. and subsidiaries (*)	Mexico
Estudio Sevilla 613, S.A. de C.V.	Mexico
G. Televisa-D, S.A. de C.V.	Mexico
Imagen y Talento Internacional, S.A. de C.V.	Mexico
Inmobiliaria Amber, S.A. de C.V.	Mexico
Lab Brands International, LLC	United States of America
Multimedios Santa Fe, S.A. de C.V.	Mexico
Producciones Nacionales Televisa, S.C.	Mexico
Proyectos Especiales Televisa, S.C.	Mexico
Recursos Corporativos Alameda, S.C.	Mexico
Publicidad Virtual, S.A. de C.V.	Mexico
Publicidad Virtual Spain, S.L.	Spain
Sattora, S.A. de C.V.	Mexico
Tarrague	Switzerland
Teleinmobiliaria, S. de R.L. de C.V.	Mexico
Tele Tips Digital, S.A. de C.V.	Mexico
Televisa, S.A. de C.V.	Mexico
Centros de Conocimiento Tecnológico. S.A. de C.V. and subsidiary (*)	Mexico
Endemol México, S.A. de C.V. (*)	Mexico
Espacio de Vinculación, A. C.	Mexico
Televisa Colombia, Ltda. (1)	Colombia
Televisa Consumer Products USA, LLC (1)	United States of America
Televisa Mexico, Ltd.	Switzerland
Televisa Entretenimiento, S.A. de C.V.	Mexico
Ocesa Entretenimiento, S.A. de C.V. and subsidiaries (*)	Mexico
Videoserpel, Ltd.	Switzerland
Terma, S.A. de C.V.	Mexico
TT Digital, S.A. de C.V.	Mexico

3/5

Name of Company	Country of Incorporation
Kapa Capital, S.A. de C.V. SOFOM E.N.R. (1)	Mexico

Kasitum, S.A. de C.V.	Mexico

Multimedia Telecom, S.A. de C.V.	Mexico

Paxia, S.A. de C.V.	Mexico
Alvafig, S.A. de C.V.	Mexico
Cablemás, S.A. de C.V.	Mexico
Cable y Comunicación de Campeche, S.A. de C.V.	Mexico
Cable y Comunicación de Morelia, S.A. de C.V. (1)	Mexico
Cablemás Marcas, S.A. de C.V. (1)	Mexico
Cablemás Telecomunicaciones, S.A. de C.V.	Mexico
Cablemás International Telecom, LLC. (1)	United States of America
Compañía Controladora Cablemás, S.A. de C.V. (1)	Mexico
Cablemás Servicios Telefónicos, S.A. de C.V. (1)	Mexico
Constructora Cablemás, S.A. de C.V.	Mexico
Corporativo Cable Unión, S.A. de C.V. (1)	Mexico
Cable Unión, S.A. de C.V. (1)	Mexico
Inmobiliaria Cablemás, S.A. de C.V.	Mexico
Miracle TV, Corporation. (*)	United States of America
Productora y Comercializadora de Televisión, S.A. de C.V. (*)	Mexico
Profesionales en Ventas y Mercadeo, S.A. de C.V.	Mexico
Red Pública de Telecomunicaciones de Tulúm, S.A. de C.V. (1)	Mexico
Servicios Administrativos Cablemás, S.A. de C.V.	Mexico
TV Transmisiones de Chihuahua, S.A. de C.V.	Mexico
Consorcio de Telecomunicaciones Cablemás, S.A. de C.V. (1)	Mexico
Construcciones Megapo de Acapulco, S.A. de C.V.	Mexico
Cuernamú, S.A. de C.V.	Mexico
Mega Com-M Servicios, S.A. de C.V.	Mexico

Promo-Industrias Metropolitanas, S.A. de C.V.	Mexico
Telestar de Occidente, S.A. de C.V.	Mexico

Sistema Radiópolis, S.A. de C.V.	Mexico
Cadena Radiodifusora Mexicana, S.A. de C.V.	Mexico
Radio Melodía, S.A. de C.V.	Mexico
Radio Tapatía, S.A. de C.V.	Mexico
XEZZ, S.A. de C.V.	Mexico
Servicios XEZZ, S.A. de C.V. (1)	Mexico
Radio Comerciales, S.A. de C.V.	Mexico
Radiotelevisora de Mexicali, S.A. de C.V.	Mexico
Servicios Radiópolis, S.A. de C.V.	Mexico

Somos Televisa, S.A. de C.V. (1)	Mexico

Teleparábolas, S.L.	Spain

Telesistema Mexicano, S.A. de C.V.	Mexico

Televisa Argentina, S.A.	Argentina

Televisa Enterprises, Inc.	United States of America
Bay City Television, Inc.	United States of America
ET Publishing International, Inc.	United States of America
Sunny Isle, LLC	United States of America
Saral Publications, Inc.	United States of America

4/5

Name of Company	Country of Incorporation
Tarabu, Inc.	United States of America
Endemol Latino N.A., LLC (*)	United States of America
Televisa Internacional, LLC.	United States of America
Televisa International Marketing Group, Inc.	United States of America
Televisa Pay-TV Venture, Inc.	United States of America
TuTv, LLC (2)	United States of America

Televisa USA, S.A. de C.V. (1)	Mexico

Televisa Juegos, S.A. de C.V.	Mexico
Apuestas Internacionales, S.A. de C.V.	Mexico
Magical Entertainment, S. de R.L. de C.V.	Mexico

Televisión Independiente de México, S.A. de C.V.	Mexico
Cadena de las Américas, S.A. de C.V.	Mexico
Canal XXI, S.A. de C.V.	Mexico
Canales de Televisión Populares, S.A. de C.V.	Mexico
Desarrollo Milaz, S.A. de C.V.	Mexico
ECO Producciones, S.A. de C.V.	Mexico
Editora San Angel, S.A. de C.V.	Mexico
Empresas Baluarte, S.A. de C.V.	Mexico
Grupo Administrativo Tijuana, S.A. de C.V.	Mexico
Radio Televisión, S.A. de C.V.	Mexico
Radiotelevisora de México Norte, S.A. de C.V.	Mexico
Telemercado Alameda, S. de R.L. de C.V. (*) (1)	Mexico
Televimex, S.A. de C.V.	Mexico
Televisa Corporación, S.A. de C.V.	Mexico
Televisa Producciones, S.A. de C.V.	Mexico
Televisa Talento, S.A. de C.V.	Mexico
Televisión de Puebla, S.A. de C.V.	Mexico
Televisora de Mexicali, S.A. de C.V.	Mexico
Televisora de Navojoa, S.A.	Mexico
Televisora de Occidente, S.A. de C.V.	Mexico
Televisora del Yaqui, S.A. de C.V. (*)	Mexico
Televisora Peninsular, S.A. de C.V.	Mexico
Transmisiones Nacionales de Televisión, S.A. de C.V.	Mexico
T.V. Conceptos, S.A. de C.V.	Mexico
T.V. de los Mochis, S.A. de C.V.	Mexico

TSM Capital, S.A. de C.V. SOFOM E.N.R.	Mexico

( * )	Joint Venture or Associate.

(1)	Without current operations.

(2)	Consolidated variable interest entity. The Company and / or any of its subsidiaries is deemed the primary beneficiary of the variable interest entity

5/5